                                                                     EXHIBIT 4.9

AMENDING AGREEMENT made as of the 31st day of March, 1999.

BETWEEN:

        VIDATRON ENTERTAINMENT GROUP INC. duly incorporated under the laws of the Province of British Columbia

        (hereinafter called the "Company")
                                                               OF THE FIRST PART
                                    - and -

        TIMOTHY GAMBLE, Jones Gable & Company RRSP Account No. 09-5760-5, of Vancouver, British Columbia

        ANN NIXON, Jones Gable & Company RRSP Account No. 09-6448-6, of Vancouver, British Columbia

        DARCY KROGH, Jones Gable & Company RRSP Account No. 09-6079-9, of Vancouver, British Columbia

        FRANK GROFF, Jones Gable & Company RRSP Account No. 09-5880-1, of Vancouver, British Columbia

        W.D. CAMERON WHITE, Nesbitt Burns Inc. RRSP Account No. 80601827-17, of Vancouver, British Columbia

        SOHO INTERACTIVE COMMUNICATIONS INC., of Vancouver, British Columbia

        (Collectively, the "Lenders")

                                                              OF THE SECOND PART

WHEREAS the parties hereto are party to Single Series "A" Debentures dated 31st March 1996 (referred to herein as the "Convertible Debentures");

WHEREAS the parties hereto are desirous of amending the Convertible Debentures on the basis set out herein;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the payments herein provided for and of the mutual covenants, representations and agreements herein contained the parties hereto agree each with the other as follows:

1. Article 1.1 on page 1 of the Convertible Debentures is hereby amended by deleting the date "31st March 1999" on line 3 and inserting in its place the date "30th June 1999".

2. Except as specifically amended hereby, the Convertible Debentures are hereby ratified confirmed and approved in their original form, effective as and from the date thereof.

3. This Agreement may be executed in several counterparts (including by fax), each of which, when so executed, shall be deemed to be an original and shall have the same force and effect as an original and such counterparts together shall constitute one and the same instruments.

4. This Agreement sets out the entire agreement between the parties hereto relating to the subject matter of this Agreement, and this Agreement may not be modified except by written agreement between the parties. This Agreement supersedes and replaces all previous agreements relating to the subject matter of this Agreement between the parties hereto.

In witness whereof, this Agreement is executed as of the day and year first above written.



THE COMMON SEAL OF VIDATRON            )
ENTERTAINMENT GROUP INC. was hereunto  )
affixed in the presence of:            )
                                       )
/s/ W.D. Cameron White                 )                                    C/S
_____________________________________  )
  Authorized Signatory                 )
                                       )
                                       )
_____________________________________  )
  Authorized Signatory                 )


SIGNED, SEALED AND DELIVERED by        )
TIMOTHY GAMBLE in the presence of:     )
                                       )
                                       )  /s/ Timothy Gamble
_____________________________________  )  _____________________________________
  Signature                            )    TIMOTHY GAMBLE
                                       )
_____________________________________  )
  Address                              )
                                       )
_____________________________________  )
  Occupation                           )


SIGNED, SEALED AND DELIVERED by ANN    )
NIXON in the presence of:              )
                                       )
                                       )  /s/ Ann Nixon
_____________________________________  )  _____________________________________
  Signature                            )    ANN NIXON
                                       )
_____________________________________  )
  Address                              )
                                       )
_____________________________________  )
  Occupation                           )

SIGNED, SEALED AND DELIVERED by        )
DARCY KROGH in the presence of:        )
                                       )
                                       )
_____________________________________  ) ______________________________________
  Signature                            )   DARCY KROGH
                                       )
_____________________________________  )
  Address                              )
                                       )
_____________________________________  )
  Occupation                           )


SIGNED, SEALED AND DELIVERED by        )
FRANK GROFF in the presence of:        )
                                       )
                                       )
_____________________________________  ) ______________________________________
  Signature                            )   FRANK GROFF
                                       )
_____________________________________  )
  Address                              )
                                       )
_____________________________________  )
  Occupation                           )


SIGNED, SEALED AND DELIVERED by W.D.   )
CAMERON WHITE in the presence of:      )
                                       )
                                       )
_____________________________________  ) ______________________________________
  Signature                            )   W.D. CAMERON WHITE
                                       )
_____________________________________  )
  Address                              )
                                       )
_____________________________________  )
  Occupation                           )


THE COMMON SEAL OF SOHO INTERACTIVE    )
COMMUNICATIONS INC. was hereunto       )
affixed in the presence of:            )
                                       )
                                       )
_____________________________________  )                                   C/S
  Authorized Signature                 )
                                       )
_____________________________________  )
  Authorized Signature                 )